SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure

The following information, including Exhibit 99.1, is furnished under Item 7.01, “Regulation FD Disclosure”. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Deephaven Capital Management LLC (“Deephaven”), the asset management subsidiary of Knight Capital Group, Inc. (the “Company”), announced today that its offer of settlement previously submitted to the staff of the Securities and Exchange Commission (“SEC” or “Commission”), to resolve a previously disclosed investigation concerning trading activity associated with certain Private Investments in Public Equities (“PIPEs”), has been approved by the Commission. On February 9, 2006, Deephaven had announced that it had submitted an offer of settlement to the staff which the staff had agreed to recommend to the Commission.

Without admitting or denying the allegations in the SEC’s complaint, and as part of the settlement, Deephaven is required to disgorge approximately $2.7 million, pay approximately $343,000 in pre-judgment interest and pay approximately $2.7 million as a civil penalty. These amounts have already been paid by Deephaven into an escrow account as required by the SEC. As part of the settlement, the SEC staff has filed a civil complaint in Federal District Court in which it is alleged that Deephaven traded in possession of material non-public information concerning 19 PIPEs offerings. The Commission also alleged Deephaven had a duty to maintain the information in confidence and refrain from trading. The complaint alleges violations of the anti-fraud provisions of Section 17(a) of the Securities Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Deephaven will be permanently enjoined from violating these provisions of law.

The settlement resolves the matters for which Deephaven received a Wells Notice from the staff of the SEC, which was previously disclosed by the Company in a Form 8-K filing on June 27, 2005. The former Deephaven employee who received a Wells notice as mentioned in the Company’s June 27, 2005 Form 8-K disclosure has also agreed to settle the allegations made by the SEC against him. Deephaven is not responsible for the penalties assessed against the former employee.

The Deephaven investor letter relating to this matter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibit 99.1 – Deephaven investor letter, dated May 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 2, 2006

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Deephaven investor letter, dated May 2, 2006